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                                                                    Exhibit 10.2


THE CHINA STATE BANK, LTD.

Our Ref: F/0145/98KT                              CONFIDENTIAL
Date:  27th July 1998

Messrs. Celebrity Exports International Limited
12/F.,
Empire Centre,
68 Mody Road,
Tsim Sha Tsui East,
Kowloon.

Dear Sirs,

BANKING FACILITIES

We are pleased to inform you that the banking facilities are made available to you on the terms and conditions as follows:

FACILITIES

Export Line for negotiation of the bills under L/C with discrepancy and/or purchase of D/P & D/A (Tenor: up to 60 days) bills to the extent of HKD10,000,000.00, additional limit of HKD4,000,000.00 will only be available later. Drawing limit for purchase of D/P & D/A bills is 90% of the amount of the bills deposited & acceptable to us.

SECURITIES

Guarantee for HKD50,000,000.00 given by Celebrity Inc. with legal opinion from legal advisor of U.S.A. should be obtained & acceptable to us.
ECIC insurance policy should be lodged with us.

FEES

1. Handling charge for HKD6,000.00 will be charged upon granting the facilities.

2.   Annual renewal fee for HKD6,000.00 will be charged.

3. Legal fee for preparation of the Guarantee and the legal opinion will be charged by the relevant solicitors.

The fees quoted above are subject to fluctuation at our discretion. Notwithstanding the foregoing arrangement, all facilities are subject to our periodic review and overriding right of repayment on demand.

The availability of all facilities is subject to completion of all necessary security documentation and resolution to our satisfaction.

Please sign and return to us the copy of this letter to signify your acceptance of the above terms and conditions.

We are pleased to be of service and hoping for a close relationship with you.

Yours faithfully,
For THE CHINA STATE BANK, LTD.              Confirmed by:
Hong Kong Branch
                                                For and on behalf of
                                            CELEBRITY EXPORTS INTERNATIONAL LTD.

  /s/ TANG KWOK FU                              /s/    RICHARD YUEN
---------------------------------            -----------------------------------
Authorized Signature
MT/LAM/pry


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